Exhibit 99.1

Deloitte & Touche LLP

50 South Main St.

Suite 1800

Salt Lake City, Utah 84144

Tel: (801) 328-4706

Fax:(801)355-7515

www.deloitte.com

March 10, 2003

Securities and Exchange Commission

Mail Stop 11-3

450 5th Street, N.W.

Washington, D.C. 20549

Dear Sirs/Madams:

We have read Item 4 of Convergence Communications, Inc.’s Form 8-K dated February 27,2003, and have the following comments:

1                       We agree with the statements made in Item 4(a) Previous Independent Accountant.

2                       We have no basis on which to agree or disagree with the statement made in Item 4(b) New Independent Accountants.

Yours truly,